SUPPLEMENT TO THE

FIDELITY® FOUR-IN-ONE INDEX FUND

A Fund of Fidelity Oxford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 25, 2002

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for Spartan® 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity equity index funds). Fidelity Management & Research Company (FMR) will continue to be the underlying Fidelity equity index funds' manager and be responsible for handling the underlying Fidelity equity index funds' business affairs. However, FMR will now be responsible for choosing the underlying Fidelity equity index funds' investments and placing orders to buy and sell the underlying Fidelity equity index funds' investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

The following information replaces the third paragraph found under the heading "Limitations on Futures and Options Transactions" in the "Investment Practices of the Underlying Fidelity Funds" section of "Investment Policies and Limitations" on page 9.

FMR also intends to follow certain other limitations on the underlying Fidelity equity index funds' futures and option activities. Each fund will not purchase any option if, as a result, more than 5% of its total assets would be invested in option premiums. Under normal conditions, each fund will not enter into any futures contract, option, or swap agreement if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indices or other instruments underlying the fund's other futures, options, or swaps positions, would exceed 35% of the fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

IDVB-02-01 December 27, 2002
1.730856.104

The following information replaces similar information found under the heading "Swap Agreements (the underlying Fidelity equity index funds only)" in the "Investment Practices of the Underlying Fidelity Funds" section of "Investment Policies and Limitations" on page 15.

Swap Agreements (the underlying Fidelity equity index funds only). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay the fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to track the return of its designated index effectively, each underlying Fidelity equity index fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses and impairing the fund's correlation with its applicable index. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Supplement to the
Fidelity® Four-In-One Index Fund
April 25, 2002
Prospectus

Effective on or about January 13, 2003, Deutsche Asset Management, Inc. (DAMI) will no longer serve as a sub-adviser for Spartan® 500 Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (underlying Fidelity equity index funds). Fidelity Management & Research Company (FMR) will continue to be the underlying Fidelity equity index funds' manager and be responsible for handling the underlying Fidelity equity index funds' business affairs. However, FMR will now be responsible for choosing the underlying Fidelity equity index funds' investments and placing orders to buy and sell the underlying Fidelity equity index funds' investments. The address of FMR and its affiliates, unless otherwise indicated, is 82 Devonshire Street, Boston, Massachusetts 02109. All references to DAMI throughout this document should be replaced with FMR as applicable.

The following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

The combined total expense ratio of Four-in-One Index (calculated as a percentage of average net assets) is 0.36% after expense reimbursements and expense reductions for Four-in-One Index and the underlying Fidelity funds, and 0.54% before expense reimbursements and expense reductions for Four-in-One Index and the underlying Fidelity funds.

The following information replaces the sixth paragraph found under the heading "Description of Underlying Fidelity Funds" for Spartan 500 Index Fund in the "Investment Details" section beginning on page 8.

FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces the sixth paragraph found under the heading "Description of Underlying Fidelity Funds" for Spartan Extended Market Index Fund in the "Investment Details" section on page 9.

FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

IDV-02-04 December 27, 2002
1.729987.107

The following information replaces the sixth paragraph found under the heading "Description of Underlying Fidelity Funds" for Spartan International Index Fund in the "Investment Details" section on page 10.

FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Effective January 1, 2003, the following information replaces similar information found in the "Buying and Selling Shares" section on page 15.

Fund Minimums
Initial Purchase	$10,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Subsequent Purchase	$1,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$250
Through regular investment plans	$500
Balance	$5,000
For Fidelity Traditional IRA, Roth IRA, and Rollover IRAs	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

Effective January 1, 2003, the following information replaces similar information found in the "Buying and Selling Shares" section on page 16.

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA, and Rollover IRAs, and $500 in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

Effective January 1, 2003, the following information replaces similar information found in the "Features and Policies" section on page 19.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000 ($2,000 for fund balances in Fidelity Traditional IRA, Roth IRA, and Rollover IRAs, and $500 in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.